Convertible loans	12 Months Ended
Dec. 31, 2020
Convertible loans
Convertible loans

18.Convertible loans

(a)January 2018 Loan

In January 2018, the Group, through Shenzhen Wuxin, entered into a convertible loan agreement with Investor A to obtain a convertible loan with aggregated principal amount of RMB5,000 at a simple interest of 8% per annum (the ‘‘January 2018 Loan’’). The Group received all proceeds for the January 2018 Loan upon issuance. The January 2018 Loan had a 6‑month term and an automatic conversion into equity interest of the Group upon closing of the Domestic PS Financing of the Group, which effectively indicates a fixed conversion price equal to the then expected issuance price of Domestic PS Financing. Accrued interests shall be waived upon conversion. The January 2018 Loan was recognized as convertible loan based on the proceeds received and subsequently measured at amortized cost.

The January 2018 Loan was converted into preferred shares of the Group upon closing of the Domestic PS Financing of the Group on May 18, 2018. Concurrent with that, Investor A and Investor B further injected RMB31,000 into the Group. Upon the closing of the First Reorganization as disclosed in Note 1 (b), Investor A and Investor B’s preferred shares in the Group were replaced by the Parent’s PS Angel. The Group also agreed with Investor A and Investor B that the Group shall pay the RMB36,000 proceeds from Investor A and Investor B to the Parent once the Investor A and Investor B obtained the required foreign exchange approval. This arrangement was accounted for as a dividend declared to the Parent in 2018 with the payment made in 2019.

(b)August 2018 Loan

In August 2018, in contemplation of the First Reorganization, the Group, through Beijing Wuxin, entered into a convertible loan agreement with Investor B to obtain a convertible loan with aggregated principal amount of US$5,000 (RMB34,809) at a simple interest of 8% per annum (the ‘‘August 2018 Loan’’). The August 2018 Loan had a 4‑month term and shall automatically convert into 2,664,474 shares of Series A Preferred Shares of the Parent, at a fixed conversion price of US$1.88 (RMB13.06) per share upon completion of the First Reorganization. Accrued interests shall be waived upon conversion.

All proceeds for the August 2018 Loan were received by the Parent upon completion of the First Reorganization on October 31, 2018. At the same time, the August 2018 Loan was converted into 2,664,474 shares of Series A Preferred Shares issued by the Parent. The August 2018 Loan was considered to be issued on behalf of the Parent and was accounted for as an increase to amounts due from related parties. When it was subsequently settled by the Parent through issuing Parent’s shares, the Group derecognized both the August 2018 Loan and the corresponding amount due from related parties.